UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 8, 2026

TPG Twin Brook Capital Income Fund
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-56502	88-6103622
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

245 Park Avenue, 26th Floor,
New York, NY 10167
(Address of Principal Executive Offices, Zip Code)

(212) 692-2000
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure

Business Update

TPG Twin Brook Capital Income Fund (“TCAP” or the “Fund”) is focused on lending to private equity-backed companies within the lower middle market, representing an average EBITDA of $18.3 million at origination, and has been built with the objective of generating attractive, consistent total returns across market cycles. We are pleased with the Fund’s continued strong performance: 9.8% annualized total return since inception in 2022 and 10.4% total return in 2025,  representing 750 and 220 basis points of outperformance versus fixed income and leveraged loans since inception.1 In addition, TCAP benefits from a portfolio built with 100% directly originated first lien senior secured loans,2 supporting its 9.9% annualized distribution rate.3
TPG Twin Brook has developed deep and long-standing relationships with many lower middle market private equity firms that provide TCAP with a strong pipeline of deal flow. This allows TPG Twin Brook to be highly selective, closing on <4% of transactions screened,4 which meet our rigorous underwriting standards. In addition to our established origination capabilities, we believe our focus on cash flow senior secured lending, differentiated business selection, and prudent structuring with lender protections has created a resilient portfolio. 5
TCAP is well positioned with a $4.5 billion portfolio and diversified across 270 positions, representing an average position size of 0.37%,6 diversified across non-cyclical sectors with proven cash flow generation, and limited software exposure of approximately 2% of fair value. 100% of the Fund’s debt investments are first lien senior secured at a 40%7 average loan-to-value at closing. Our active portfolio monitoring and robust risk management processes are evidenced through low payment-in-kind interest (“PIK”) and non-accrual rates of 1.3%8 and 0.2%,9 respectively, with minimal to no change from the prior quarter, and an interest coverage ratio of 2.4x. 10
Capital inflows from April 1, 2026 through June 8, 2026 were approximately $181 million, not including June dividend reinvestments.11 TCAP will honor all repurchase requests this quarter, which represent 2.1% of shares outstanding as of March 31, 2026 (or approximately $53 million based on March 31, 2026 NAV), below our program’s 5% quarterly repurchase limit.11 Of note, repurchase requests for TCAP have been approximately 2% or less and 100% fulfilled since inception. TCAP’s liquidity position remains strong with over $832 million of available liquidity as of March 31, 2026,12 and $193 million of new subscriptions received during the first quarter.

End Notes

Note: All numbers as of March 31, 2026, unless otherwise noted. Returns shown are for Class I shares. Subscription data includes DRIP proceeds. Reflects TPG Twin Brook’s views and beliefs as of the date of this report only, which is subject to change. Returns for periods greater than one year are annualized. Past performance is no guarantee of future results. There can be no assurance that TCAP will achieve results comparable to those of any of TPG Twin Brook’s prior funds or be able to implement its investment strategy, achieve its investment objectives or avoid significant losses. There can be no assurances that any of the trends described herein will continue or will not reverse.
1.    Outperformance calculated as the total return difference between (i) TCAP and the Leveraged Loan Index, which is represented by the Morningstar LSTA US B/BB Ratings Loan Index and (ii) TCAP and Fixed Income, which is represented by the Bloomberg US Aggregate Index.
2.    Represents senior secured first lien debt as a percentage of total debt investments and excludes TCAP’s equity investments.
3.    Annualized distribution rate reflects the current month’s distribution, divided by the last reported NAV, annualized, assuming the reinvestment of distributions in the distribution reinvestment plan. This does not include any Special Dividend. Distributions are not guaranteed and there can be no assurance as to the amount or timing of any future distribution. TCAP may fund distributions from sources other than cash flow from operations, including, without limitation, the sale of assets, borrowings, return of capital or offering proceeds, and we have no limits on the amounts we may pay from such sources. Distributions may be funded, directly or indirectly, from temporary waivers or expense reimbursements borne by TCAP’s Adviser or its affiliates that may be subject to reimbursement to the Adviser or its affiliates. We have not established limits on the amounts we may fund from such sources. As of March 31, 2026, 100% of inception to date distributions were funded from net investment income or realized short-term capital gains. See TCAP’s prospectus for more information and TCAP’s website for notices regarding distributions subject to Section 19(a).
4.    Selectivity ratio represents TPG Twin Brook platform deals closed versus deals screened since inception in 2014 through March 31, 2026.
5.    Lender protections are structural elements of a loan investment that serve to strengthen the lender's position but are not a guarantee against losses. These may include, but are not limited to, first lien perfected security interests on tangible/intangible assets of a portfolio company and covenant packages with both financial and negative covenants.
6.    Average position size calculated as the weighted average position size as a percentage of fair value for debt investments.
7.    Loan-to-value calculation uses the weighted average of all term loans, funded delay draw term loans, and funded revolvers, in each case as of investment close date.
8.    Calculated as payment-in-kind interest as a share of total investment income earned for the three months ended March 31, 2026.
9.    Calculated as the amortized cost of loans on non-accrual divided by total amortized cost of the TCAP portfolio. Based on the fair market value of the TCAP portfolio, TCAP’s non-accrual rate is 0.1%. Loans are generally placed on non-accrual status when there is reasonable doubt whether principal or interest will be collected in full. Accrued interest is generally reversed when a loan is placed on non-accrual status. Interest payments received on non-accrual loans may be recognized as income or applied to principal depending upon management’s judgment regarding collectability. Non-accrual loans are restored to accrual status when past due principal and interest is paid current and, in management’s judgment, are likely to remain current. Management may make exceptions to this treatment and determine to not place a loan on non-accrual status if the loan has sufficient collateral value and is in the process of collection.
10.    Interest coverage ratio is estimated as the ratio of LTM EBITDA to cash interest paid using average 3-month daily SOFR as of March 31, 2026. Amounts derived from the most recently available portfolio company financial statements, have not been independently verified by TCAP, may reflect a normalized or adjusted amount, and are generally 90 days in arrears. Accordingly, TCAP makes no representation or warranty in respect of this information. EBITDA is a non-GAAP financial measure. For a particular portfolio company, LTM EBITDA is generally defined as net income before net interest expense, income tax expense, depreciation and amortization over the preceding 12-month period. Currency fluctuations may have an adverse effect on the value, price or income and costs of our portfolio companies and investments which may increase or decrease as a result of changes in exchange rates.
11.    The capital inflow and repurchase request amounts are estimates based on information provided by the Fund’s transfer agent. The Fund will disclose the final dollar value of first quarter repurchases in July (after striking June 30, 2026 NAV) as part of the Fund’s ordinary course filings.
12.    Available liquidity is composed of cash and cash equivalents, excluding restricted cash, plus the amount available to draw upon across all revolving credit facilities, net of limitations related to each respective credit facility’s borrowing base.

Important Disclosure Information

Certain information contained in this Current Report on Form 8-K (the “Current Report”) has been obtained from third-party sources. While such information is believed to be reliable for the purposes used herein, Angelo, Gordon & Co., L.P. (“TPG Angelo Gordon”) has not independently verified such information and TPG Angelo Gordon makes no representation or warranty, express or implied, as to the accuracy or completeness of such information contained herein. Certain economic and market conditions contained herein has been obtained from published sources and/or prepared by third-parties and in certain cases has not been updated through the date hereof. There is no representation or guarantee regarding the reliability, accuracy or completeness of this material, and neither TPG Angelo Gordon, its affiliates nor their respective members, officers or employees will be liable for any damages including loss of profits which result from reliance on information obtained from or prepared by third parties. Past performance is no guarantee of future results.

Certain information contained in this Current Report constitutes “forward-looking statements” that can be identified by the use of forward-looking terminology such as “may,” “will,” “should,” “expect,” “anticipate,” “target,” “project,” “estimate,” “intend,” “continue,” or “believe” or the negatives thereof or other variations thereon or comparable terminology. These may include TCAP’s financial estimates and their underlying assumptions, statements about plans, objectives and expectations with respect to future operations, statements regarding future performance, statements regarding economic and market trends, including, without limitation, the potential impact of tariffs, and statements regarding identified but not yet closed investments. Such forward-looking statements are inherently uncertain and there are or may be important factors that could cause actual outcomes or results to differ materially from those indicated in such statements. TCAP believes these factors include but are not limited to those described under the section entitled “Risk Factors” in its prospectus and annual report for the most recent fiscal year, and any such updated factors included in its periodic filings with the Securities and Exchange Commission (the “SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this document (or TCAP’s prospectus and other filings). Except as otherwise required by federal securities laws, TCAP undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. Due to various risks and uncertainties, actual events or results or the actual performance of any TPG Angelo Gordon investment may differ materially from those reflected or contemplated in such forward-looking statements.

The information in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in this Current Report shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing. This Current Report shall not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

The information in this Current Report is neither an offer to sell nor a solicitation of an offer to buy any securities.

Index Definitions

Index Comparison: The volatility and risk profile of the indices presented herein is likely to be materially different from that of TCAP. In addition, the indices employ different investment guidelines and criteria than TCAP and do not employ leverage; as a result, the holdings in TCAP and the liquidity of such holdings may differ significantly from the securities that comprise the indices. The indices are not subject to fees or expenses, and it may not be possible to invest in the indices.

Stanger Non-Listed BDC Index: The Stanger NL BDC Index tracks the quarterly total return of non-listed business development companies, or BDCs, with total return generally defined as the change in NAV per share plus net distributions per share. To the extent a distribution reinvestment plan (“DRIP”) is available, total returns assume reinvestment of distributions in accordance with the specific terms of the applicable DRIP; otherwise, returns are compounded monthly (certain exceptions apply for fact specific circumstances). Upfront load is excluded in determining total return. Included share classes of component companies are weighted by aggregate share class NAV (estimated by Stanger when not separately reported) as of the beginning of the applicable quarter. Unless the criteria of the Stanger NL BDC Index states otherwise, the index generally includes, for all component companies, all common stock share classes that are or were made available through public stock offerings. However, Stanger may choose to include non-public share classes in its discretion.

Morningstar LSTA US B/BB Ratings Loan Index: The index is a sub-index of the Morningstar LSTA US Leveraged Loan 100 Index. The full Leveraged Loan 100 Index measures the performance of the 100 largest loan facilities meeting the criteria defined in Eligibility Criteria. The index is market-value weighted. The sub-index is composed of loans with ratings between BB+ and B-, as determined by S&P Global Ratings. TPG Twin Brook believes that the Leveraged Loan 100 B/BB index is the index whose constituents best match the credit profile of our borrowers. Its inclusion is intended to demonstrate how the most liquid of loans with similar credit quality to TPG Twin Brook’s loans have performed over different periods.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TPG Twin Brook Capital Income Fund

Dated: June 8, 2026	By:	/s/ Terrence Walters
	Name:	Terrence Walters
	Title:	Chief Financial Officer and Treasurer